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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                   FORM 8-K/A

                    AMENDMENT I TO A CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
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         Date of Report (Date of earliest event reported) JUNE 27, 2006

                               INFOCROSSING, INC.
             (Exact name of registrant as specified in its charter)

             DELAWARE               0-20824              13-3252333
   (State or other jurisdiction   (Commission           (IRS Employer
           Of incorporation)      File Number)        Identification No.)



          2 CHRISTIE HEIGHTS STREET LEONIA, NEW JERSEY           07605
           (Address of principal executive offices)            (Zip Code)

                                 (201) 840-4700
              (Registrant's telephone number, including area code.)


                                       N/A
         (Former name and former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A. 2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240. 14a- 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240. 14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240. 13e-4(c))

SAFE HARBOR FOR FORWARD-LOOKING AND CAUTIONARY STATEMENTS

This report may contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. As such, final results could differ from estimates or expectations due to risks and uncertainties, including, but not limited to: incomplete or preliminary information; changes in government regulations and policies; continued acceptance of Infocrossing, Inc.'s products and services in the marketplace; competitive factors; closing contracts with new customers and renewing contracts with existing customers on favorable terms; expanding services to existing customers; new products; technological changes; Infocrossing, Inc.'s dependence upon third-party suppliers; intellectual property rights; difficulties with the identification, completion, and integration of acquisitions, including the integration of Infocrossing Healthcare Services, Inc., f/k/a Verizon Information Technologies Inc., and (i)Structure, LLC; and other risks. For any of these factors, Infocrossing, Inc. (the "Company") claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, as amended.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 27, 2006, (i)Structure, LLC, a wholly-owned subsidiary of Infocrossing, Inc. (the "Company") entered into a 10-year operating lease with Equastone Views, LLC for approximately 35,500 square feet of office space in Broomfield, CO. The lease will commence upon the completion of certain work by the landlord. The total of the monthly payments due under the lease is approximately $4,375,000, however if no Event of Default (as such term is defined in the lease) occurs, the total of payments will be reduced to approximately $3,895,000 and (i)Structure will make no payments during the first twelve months. The Company has unconditionally guaranteed all amounts due under the lease and the performance of all of (i)Structure's obligations thereunder. The guarantee was in the form as provided in exhibit F to the lease.

No prior relationship existed between Equastone Views and (i)Structure or between Equastone Views and the COmpany.

Copies of the lease and a related side letter are filed as Exhibits 10.1 and
Exhibit 10.2, respectively, to this report on Form 8-K and are incorporated herein by reference. The description above of the lease is qualified in its entirety by the complete text of the Exhibits.


ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information from Item 1.01 above is incorporated by reference into this Item 2.03.


ITEM 9.01(d) XHIBITS

The following materials are exhibits to this Current Report on Form 8-K:

EXHIBIT
NUMBER                                DESCRIPTION
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   10.1 Lease dated June 27, 2006 between (i)Structure, LLC, and Equistone Views, LLC.

   10.2 Side Letter dated June 27, 2006 between (i)Structure, LLC, and Equistone Views, LLC.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 30 , 2006               INFOCROSSING, INC.
                                   Registrant

                                   By:   /s/ William J. McHale
                                         ---------------------------------
                                         Name: William J. McHale
                                         Title:  SVP and Chief Financial Officer

                                  EXHIBIT INDEX
EXHIBIT
NUMBER                                DESCRIPTION
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   10.1 Lease dated June 27, 2006 between (i)Structure, LLC, and Equistone Views, LLC.

   10.2 Side Letter dated June 27, 2006 between (i)Structure, LLC, and Equistone Views, LLC.